                                                                 EXHIBIT 10.220



                 INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

PURCHASER(S):                           SELLER (DEALER);
MEADOW VALLEY CONTRACTORS, INC.         WAGNER EQUIPMENT CO.
4411 S. 40TH ST                         4000 OSUNA ROAD N.E.
PHOENIX, AZ 85040                       P.O. BOX 25007
                                        ALBUQUERQUE, New Mexico 87125-0007

County: MARICOPA
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Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.
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
NEW   (IF USED)                                                        DELIVERED
OR    FIRST                                                            CASH SALE
USED  USED       MODEL     DESCRIPTION OF UNIT(S)        SERIAL #        PRICE
----  ----       -----     ----------------------        --------      ---------
(1)             3306      CATERPILLAR GEN SET           8JJ00489      $31,550.00





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
FIRST     DESCRIPTION OF ADDITIONAL SECURITY                     Sub-Total ....................................... $31,550.00
USED         (MAKE,MODEL & SERIAL NUMBER)                        Sales Tax .......................................       0.00
-----------------------------------------------------       1.   Total Cash Sale Price ........................... $31,550.00
                                                                 Cash Down Pay                           6,600.72
                                                                 Net Trade-in Allow                          0.00
-----------------------------------------------------       2.   Total Down Payment .............................. $ 6,600.72
FIRST     DESCRIPTION OF TRADE-IN EQUIPMENT                 3.   Unpaid Balance of Cash Price (1-2) .............. $24,949.28
USED        (MAKE, MODEL & SERIAL NUMBER)                   4.   Official Fees (Specify) ......................... $   250.00
-----------------------------------------------------            Document Fee                              250.00
                                                                 Other Fees                                  0.00
                                                            5.   Physical Damage Insurance ....................... $
                                                            6.   Principal Balance
-----------------------------------------------------            (Amount Financed) (3 + 4 + 5) ................... $25,199,28
                                                            7.   Finance Charge
Trade-in Value                                0.00               (Time Price Differential)........................ $ 2,707.92
Less Owing to                                 0.00          8.   Time Balance
Net Trade-in Allowance                        0.00               (Total of Payments)(6+7) ........................ $27,907.20
                                                            9.   Time Sale Balance
Location of Units:  4411 S. 40TH ST                              (Total of Payment Price)((2+8) .................. $34,507.92
                    PHOENIX, AZ 85040, MARICOPA            10.   Annual Percentage Rate                                  6.75%
                                                           11.   Date FINANCE CHARGE begins to accrue _______________________

PURCHASER HEREBY SELLS AND CONVEYS TO SELLER THE ABOVE DESCRIBED TRADE-IN EQUIPMENT AND WARRANTS IT TO BE FREE AND CLEAR OF ALL CLAIMS, LIENS, SECURITY INTERESTS AND ENCUMBRANCES EXCEPT TO THE EXTENT SHOWN ABOVE.

     1. PAYMENT: Purchaser shall pay to Seller, at or such other location Seller designates in writing, the Time Balance (Item 8 above) as follows [(check (a) or (b)]:

[X] (a) in 36 equal monthly installments of $775.20 each, with the first installment due on 2/28/03, and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of n/a), until the entire indebtedness has been paid, or

[ ]  (b)  in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse.)

              SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS
                       WHICH ARE A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN; (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of __________, 20__.

Purchaser(s):                           Seller:
MEADOW VALLEY CONTRACTORS, INC.         WAGNER EQUIPMENT CO.


By: /s/ Clint Tryon   1-21-03           By: /s/ Sal Thaker
    __________________________              __________________________


Name (PRINT)  Clint Tryon               Name (PRINT)  Sal Thaker
              ________________                        ________________

Title  Sec/Treas.                       Title  Finance Specialist
       _______________________                 _______________________